FOR CURRENT INCOME

Strategic Income Fund

                          [PHOTO OF ILLUSTRATION FROM
                            CURRENT INCOME BROCHURE]

service and guidance

               professional management

    goals

                                                                            1999
                                                                     Semi-Annual
                                                                          Report

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London
professional management

                [various photos demonstrating service guidance,
                       professional management and goals]

professional management

MORE THAN 70 YEARS of investment experience has taught us that disciplined strategies and prudent risk management are a sound approach to any market environment.

goals


goals

WHATEVER YOUR GOALS, the years ahead will be shaped by choices you make today. Delaware offers many options that can be an appropriate part of a sound investment plan.

service and guidance


service and guidance

DELAWARE BELIEVES THAT THE GUIDANCE of a professional financial adviser is vital to your long-term success. We are committed to providing you and your adviser with the highest quality information and service.

February 5, 1999


                                                                     for current
                                                                        income
                                                                           1


Dear Shareholder:

FIXED-INCOME PERFORMANCE FOR THE first six months of fiscal 1999 can be best described as a tale of two markets. On one hand, we saw markets fall into a deep late summer tailspin following Russia's devaluation of the ruble and failure to meet certain debt obligations.

   The Asian recession added to investors' concerns as it continued to escalate into a global problem for both emerging and established nations. Global recession reduced demand for goods, services and raw materials, which slowed corporate earnings growth and heightened stock market volatility.

   Caution became the word of the day. U.S. Treasury bonds rallied as investors in both in the U.S. and abroad sought to protect their assets from volatile global economic conditions. Long-term Treasury yields reached 30-year lows. Prices for other bonds, especially in the higher risk, high-yield market, dropped sharply as investors fled to the safer ground of better quality investments.

   The market's tale turned by November when investor confidence began to creep back into the market after three Federal Reserve interest rate cuts. Lower interest rates added liquidity, helping to ease concerns about a troubled world economy and slower corporate earnings growth. Treasuries lost some appeal as investors pursued opportunities to increase their total return and earn more attractive yields. In December and January, high-yield bonds, investment grade corporate bonds and mortgage-backed securities bounced back vigorously from their lows.

   In the midst of these shifting market conditions, Strategic Income Fund provided a total return of -0.05% (for Class A shares with distributions reinvested at net asset value) for the six months ended January 31, 1999. The Fund was more successful at preserving capital than a peer group of similar funds, but lagged the Lehman Brothers Aggregate Bond Index, its unmanaged benchmark. This Index, however, is composed entirely of investment-grade bonds and does not reflect volatility experienced by high-yield, higher risk bonds during the spring and summer. This explains why Strategic Income Fund did not keep pace with it.

   Within its overseas holdings, Strategic Income Fund continued to limit exposure to bonds issued by Asian governments and corporations. We focused instead on the attractive yields available

CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------
                                                          Six Months Ended
                                                          January 31, 1999
--------------------------------------------------------------------------------
Strategic Income Fund A Class                                  -0.05%
--------------------------------------------------------------------------------
Lipper Multi-Sector Fund Average (99 Funds)                    -1.26%
Lehman Brothers Aggregate Bond Index                           +4.36%
--------------------------------------------------------------------------------
All performance shown above is at net asset value. All performance quoted above assumes reinvestment of all distributions. Complete Fund performance for all classes can be found on page 9.


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    2


in South Africa, Canada, Australia and New Zealand. During the autumn, concerns about declining world commodity prices reduced bond returns in these markets, but performance returned to form in the fourth quarter, as investors seemed to believe the world's economic crisis was unlikely to worsen.

   Despite ongoing global economic turmoil, the U.S. economy demonstrated its resilience. In December, the current period of U.S. economic growth surpassed the 92-month record for peacetime expansion, set during the Reagan era.* Strong consumer spending helped sustain brisk economic growth in 1998, which matched 1997's annual increase of 3.9%. Despite vigorous economic growth, inflation was nearly non-existent.

   In the pages that follow, Paul A. Matlack, Paul Grillo and Ian G. Sims, discuss Strategic Income Fund's investment strategy, its performance for the first half of fiscal 1999 and their outlook for the next six months. By investing in three distinct market sectors, Strategic Income Fund provides flexibility that helps capitalize on opportunities and reduce investment risk. We encourage you to meet regularly with your financial adviser to discuss the performance of your Fund and review your portfolio's overall asset mix. Thank you for your continued confidence in Delaware Investments.


Sincerely,


/s/ Jeffrey J. Nick
-------------------
JEFFREY J. NICK
Chairman, President
and Chief Executive Officer
Delaware Investments Family of Funds


IN DECEMBER, THE CURRENT PERIOD OF U.S. ECONOMIC GROWTH SURPASSED THE 92-MONTH RECORD FOR PEACETIME EXPANSION, SET DURING THE REAGAN ERA.

Jeffrey J. Nick Named Chairman

On December 17, 1998, Jeffrey J. Nick was named Chairman of the Delaware Investments Family of Funds. He replaces Wayne A. Stork who has retired as Chairman of the Board of Directors, but continues to serve as a Board Member. Mr. Nick was named President and Chief Executive Officer of Delaware Investments Family of Funds in October 1997. He has been CEO of Lincoln National Investment Companies, an indirect parent company of Delaware Investments, since October 1996 and previously managed Lincoln's operations in the United Kingdom. Mr. Nick holds an MBA from the University of Chicago and a Bachelor of Arts degree from Princeton University.

*Source: Bloomberg Business News

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                                                                           3


Portfolio Managers' Review


By

PAUL A. MATLACK
Delaware Management Company
U.S. High Yield Bonds

PAUL GRILLO
Delaware Management Company
U.S. Investment Grade Bonds

IAN SIMS
Delaware International Advisers Ltd.
Foreign Bonds

February 5, 1999


INVESTMENT STRATEGY

Strategic Income Fund attempts to earn high current income, while providing investors with opportunities for attractive total return through price appreciation and the reinvestment of income. We invest the Fund's assets in three distinct bond market sectors:

o  High-yield, higher risk U.S. corporate bonds*

o  Investment grade foreign government and corporate bonds**

o  Investment grade U.S. government and corporate bonds

   By investing in different bond categories, Strategic Income Fund helps reduce exposure to economic conditions and market events that could adversely affect the performance of any specific type of bond. For example, our high-yield bond sector suffered from the investor flight to quality, especially in late August, September and October. At the same time, strong investor demand for safer investments bolstered the U.S. investment grade bond sector, cushioning the Fund's overall performance.

   At any given time, between 20% and 60% of Strategic Income Fund's assets may be invested in any of the three specific bond categories. When comparing bond market sectors, we evaluate the risks and potential rewards related to current interest rate trends, inflation and the overall state of the U.S. economy. When investing overseas, we analyze political developments, economic conditions, and currency movements to identify investment opportunities and help reduce risk.

   In August, nearly 50% of Strategic Income Fund's assets were invested in U.S high-yield corporate bonds, which offered the most substantial opportunities for income. We reduced this allocation to 40% in September and added to our U.S. investment grade bond holdings to help shelter the Fund's assets from the volatile environment during the fall.

   After getting off to a rocky start in August, Strategic Income Fund's foreign bond performance smoothed out and provided both attractive yields and a modest total return for the balance of the fiscal period. Over the previous six

* High-yielding non-investment grade bonds involve higher risk that under adverse conditions may affect the issuer's ability to pay interest and principal on these securities.

** Foreign investments are subject to certain special risks, such as currency fluctuations, political and economic instability and differences in accounting standards that do not affect domestic investments.


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    4

months, foreign bonds were our smallest investment category, comprising approximately one quarter of the Fund's total assets. Under current circumstances, we believe a limited foreign allocation is prudent given the special risks involved with foreign investing, many of which have increased amidst ongoing global volatility.

   The Fund's average effective duration will normally fluctuate between five and 10 years. As of January 31, 1999, our duration was slightly under the baseline at 4.5 years. In our opinion, extending the Fund's average effective duration currently offers minimal additional yield in return for increased risk associated with interest rate fluctuations. A heavier weighting in U.S. high-yield bonds, which generally have a shorter duration than the Fund's other asset classes, also contributed to a shorter average effective duration for the Fund.

HIGH-YIELD U.S. BONDS

Performance Suffers Following Global Flight To Treasuries

Global instability and a slowing domestic economy led investors to sell higher risk investments in August, September and October in favor of safer U.S. Treasuries. Bond quality became a primary factor in investment decisions. Demand for lower rated bonds fell, pushing prices lower and yields higher.

   Lower interest rates paved the way for a slight recovery in the high-yield bond market that began late in October and continued into the new year. Investors seemed to view the liquidity boost as evidence that the Federal Reserve was committed to keeping the U.S. economy on track.

   In selecting high yield bonds, we continued to emphasize income and capital preservation over price appreciation, investing primarily in bonds rated B or BB, the two highest non-investment grade ratings. Unfortunately, we were more heavily focused on bonds rated B. These bonds lost more ground


LOWER INTEREST RATES PAVED THE WAY FOR A HIGH-YIELD BOND MARKET RECOVERY THAT BEGAN LATE IN OCTOBER AND CONTINUED INTO THE NEW YEAR.



PORTFOLIO HIGHLIGHTS AND ASSET MIX
--------------------------------------------------------------------------------
January 31, 1999

U.S. High-Yield Bonds                                 29.93%
Foreign Bonds                                         26.27%
Mortgage-Related Securities                           17.25%
U.S. Treasuries                                        5.31%
U.S. Investment Grade Corporate Bonds                 11.26%
Cash                                                   7.18%
Equities                                               2.80%
--------------------------------------------------------------------------------
Average Quality                                 BAA(domestic)/AA-(foreign)
Average Effective Duration                              4.54 years
Average Effective Maturity                              6.94 years
Thirty-Day Current SEC Yield                            7.84%*
Number of Issues                                         156

* For A Class shares measured according to Securities and Exchange Commission guidelines. Thirty-day current SEC yield for B and C classes was 7.48% as of January 31, 1999. Institutional Class yield was 8.51%

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                                                                        income
                                                                           5


than bonds with a BB rating during the autumn sell off, and did not recover as quickly late in the year. This reduced the Fund's six-month total return. Despite volatile performance during the past six months, the following market fundamentals suggest the current high-yield bond rebound should continue:

o  Default rates that remain at historic lows;

o  An abundance of available credit;

o The improving financial condition (less outstanding debt) of many U.S. corporations;

o  Average credit quality of B+.

New bond issues increased in December and January, providing us with numerous opportunities to purchase bonds with solid credit ratings, attractive yield and the potential to appreciate in value.

FOREIGN BONDS

Over the last six months, the recession that began in Asia had a domino effect on currencies in many countries, including Malaysia, Russia and Brazil. Fortunately, nearly all the currencies represented in the Strategic Income Fund portfolio rose in value relative to the U.S. dollar, increasing the Fund's total return.

   In an uncertain international arena, we focused Strategic Income Fund's foreign bond component on quality bonds, rated A or better by Standard & Poors, which we believed had the potential to deliver substantial income. The average credit rating of our foreign bonds remained at AA- as of January 31, 1999.

   Central banks in 22 countries lowered interest rates in the aftermath of the Russian financial crisis. In our opinion, this could lead to an expansion of money supply which may eventually have to be corrected by swinging the pendulum back toward higher interest rates. We



FORTUNATELY, NEARLY ALL THE CURRENCIES REPRESENTED IN THE STRATEGIC INCOME FUND PORTFOLIO ROSE IN VALUE RELATIVE TO THE U.S. DOLLAR, INCREASING THE FUND'S TOTAL RETURN.

               Salomon Smith Barney High
                 Yield Cash Pay Index             Comparable U.S. Treasury Bond
--------------------------------------------------------------------------------
Jan-99                   9.98%                                4.62%
Dec-98                  10.04%                                4.63%
Nov-98                  10.02%                                4.65%
Oct-98                  10.8%                                 4.46%
Sep-98                  10.41%                                4.37%
Aug-98                  10.62%                                4.99%
--------------------------------------------------------------------------------
The Salomon Smith Barney High Yield Cash Pay Index is unmanaged. A direct investment in the index is not possible. High yield bonds vary in quality, and unlike U.S. Treasuries are not guaranteed by the U.S. government. This illustration is not intended to represent the yield of any Delaware Investments fund.


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    6


minimized our sensitivity to rising interest rates by investing in intermediate-length bonds with an average effective maturity of 5.8 years.

   Equity funds often attempt to neutralize the risk of international currency fluctuations by defensively hedging with forward currency contracts. Strategic Income Fund does not use this strategy since it could reduce the Fund's income potential. Instead, we limited our investments in countries where we believed the currency was overvalued such as the U.K., Poland and Hungary.

   Strategic Income Fund's largest country allocation remained South Africa, where yields on intermediate bonds provided nearly twice the income potential of many European countries. Bond prices in South Africa collapsed early last summer following a 20% devaluation of the Rand. In August, we took advantage of exceptional bond market values and increased our position by 5%. We viewed the South African government as fundamentally sound, exhibiting greater stability than most other emerging market countries. Strategic Income Fund benefited from yields that approached 15% and price appreciation as the South African bond market began to recover in September.

   We also maintained substantial holdings in Canada, Australia and New Zealand. Currencies in these commodity-driven nations were weak against the U.S. dollar due to declining demand for goods and raw materials. However, we expect Strategic Income Fund to benefit from stronger currencies in these countries as global conditions improve.

                 South African    New Zealand                        Australian
                   Government      Government                        Government
                     Bonds           Bonds       U.S. Treasuries       Bonds
--------------------------------------------------------------------------------
3 Months             15.45%          4.22%            5%                4.78%
6 Months             15.35%          4.56%            5.04%             4.79%
1 Year               14.6%           4.82%            5.18%             4.88%
2 Year               14.55%          5.35%            5.37%             5.11%
3 Year               14.53%          5.74%            5.45%             5.35%
4 Year               14.53%          5.96%            5.51%             5.49%
5 Year               14.52%          6.1%             5.59%             5.58%
7 Year               14.5%           6.28%            5.68%             5.79%
10 Year              14.49%          6.37%            5.8%              5.91%
15 Year                                               5.97%             6.02%
20 Year                                               6.06%             6.03%
30 Year                                               6.05%
--------------------------------------------------------------------------------

The above illustration is not intended to represent the yield of Strategic Income Fund. Past performance does not guarantee future results. Unlike U.S. Treasuries, foreign bonds have currency, political and economic risks and are not guaranteed by the U.S. government.

Source: Bloomberg Business News



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                                                                        income
                                                                           7


INVESTMENT GRADE U.S. BONDS

Falling currencies and rising debt burdens in a growing number of foreign countries enhanced the already strong demand for U.S. Treasury bonds. A remarkable Treasury bond rally produced high double-digit returns and drove yields on long-term Treasury bonds to 30-year lows.

   As of August 1, 1998, U.S. investment grade bonds were Strategic Income Fund's smallest sector allocation, representing 21% of net assets. Shortly thereafter, problems in Russia and Latin America began to reduce the performance of higher risk investments. Anticipating a resurgence of cautious investing, we increased our U.S. investment grade weighting to nearly 40% of the Fund. This increase consisted largely of U.S. Treasury bonds, which allowed us to benefit as prices rallied in the fall.

   Strategic Income Fund also took advantage of strong investor demand and a tightening 10-year Treasury bond supply by lending them to approved institutional investors in return for acceptable collateral. By participating in securities lending we were able to add income during the loan period and still benefit from any price appreciation.

   By November, price gains for Treasuries returned to approved more normal levels. For this reason, we started reducing our Treasury holdings in favor of mortgages and corporate bonds, which offered higher return potential and more yield.

   While lower short-term interest rates benefited many investment sectors, they were a challenge for Strategic Income Fund's mortgage-related securities. Mortgage securities are particularly sensitive to falling interest rates because homeowners often refinance their mortgages when borrowing costs decline. The proceeds from mortgage prepayments must then be reinvested, often at lower interest rates.

   Strategic Income Fund attempted to mitigate prepayment risk by investing in mortgages that were less sensitive to declining interest rates, including:

o Commercial mortgages - which carry penalties for prepayment and are less likely to be refinanced.

o Discount mortgages - with interest rates that are lower than the current rates and offer no incentive for property owners to refinance.

o Community Reinvestment Act Mortgages - backed by U.S. agencies and subsidized for lower middle class residents in certain geographic areas. Because the mortgages are issued at lower interest rates than conventional mortgages, there is little incentive for homeowners to refinance.

   This strategy helped reduce prepayment on Strategic Income Fund's mortgage related securities. However, investors shied away from these investments due to the possibility of higher prepayments, which lowered their return.


ANTICIPATING A RESURGENCE OF CAUTIOUS INVESTING, WE INCREASED OUR U.S. INVESTMENT GRADE WEIGHTING TO NEARLY 40% OF THE FUND. THIS INCREASE CONSISTED LARGELY OF U.S. TREASURY BONDS, WHICH ALLOWED US TO BENEFIT AS PRICES RALLIED IN THE FALL.

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    8


OUTLOOK

The U.S. economy surged ahead in the final quarter of 1998, as consumers seemed to overlook the continuing global crisis. U.S. Gross Domestic Product grew at a 5.6% annual rate in the fourth quarter, led by strong consumer spending. Consumer spending rose at an annual of 4.4% in the quarter and 4.8% for all of 1998, the largest gain in more than 14 years.*

   Indeed, U.S. economic conditions have created a nearly ideal environment for continued robust spending. U.S. consumers are benefitting from low inflation, low interest rates, low unemployment and substantial gains in most stock market sectors. The strong U.S. economy leads us to believe further cuts to interest rates are unlikely in the near future.

   In fact, we believe higher interest rates might be a possibility unless economic turmoil abroad begins to have a deeper impact in the U.S. Though current indicators look positive, in our opinion, the U.S. economy may begin to lose steam this summer if problems overseas and in Latin America worsen. This could result in more stock market volatility and another Treasury bond rally.

   Over the next several months, we plan to continue with our current overall asset allocation. High-yield bonds will remain the Fund's largest asset category for the foreseeable future. We expect the rebound in high-yield bonds to continue through the spring and allow our holdings to fully recover from their lows.

   Over the next several months, mortgage-related securities and corporate bonds, which we believe currently offer better value than Treasuries, will remain our largest U.S. investment grade allocations. However, we may increase our Treasury holdings this summer based on our belief that safety could resurface as a primary investor consideration.

   We believe some overseas investors have become complacent about the possibility of higher interest rates. If rates increase, bond prices may deflate in some countries. However, our focus on undervalued markets and currencies should help to reduce the impact of any bond market weakness. We will also limit our exposure to inflation risk by maintaining a relatively short average effective duration.

   The first six months of your Fund's fiscal year have shown that market conditions can change quickly. Strategic Income Fund, by investing in multiple bond sectors, has the flexibility to respond to these changes. Over the next six months, we will continue to monitor developments in the high-yield, U.S. investment grade and foreign bond markets and allocate your Fund's assets to the areas that we think offer the best reward/risk profiles.

*Source: Bloomberg Business News


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                                                                        income
                                                                          9


STRATEGIC INCOME FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH JANUARY 31, 1999

                                                      Lifetime       One Year
--------------------------------------------------------------------------------
Class A (Est. 10/1/96)
   Excluding Sales Charge                              +6.92%         +1.57%
   Including Sales Charge                              +4.75%         -3.26%
--------------------------------------------------------------------------------
Class B (Est. 10/1/96)
   Excluding Sales Charge                              +6.20%         +0.86%
   Including Sales Charge                              +5.07%         -2.86%
--------------------------------------------------------------------------------
Class C (Est. 10/1/96)
   Excluding Sales Charge                              +6.20%         +0.86%
   Including Sales Charge                              +6.20%         -0.07%


Strategic Income Fund invests a portion of its portfolio in high-yield bonds, which involves greater risks than investing in higher quality fixed-income securities. Foreign investments are subject to certain special risks, such as currency fluctuations, political and economic instability and differences in accounting standards that do not affect domestic investments. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. All results include reinvestment of distributions and sales charges as shown below. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either contingent deferred sales charges did not apply or the investment was not redeemed.

A voluntary expense limitation of 0.75% has been in effect since inception. Performance would have been lower if the expense limitation was not in effect.

Class A shares have a maximum 4.75% front-end sales charge and a 12b-1 fee of 0.25%.
Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee, and a contingent deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime and one-year periods ended January 31, 1999, for Strategic Income Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts were 7.15% and 1.70% respectively.

10 for current income

FINANCIAL STATEMENTS
DELAWARE GROUP INCOME FUNDS, INC. -
STRATEGIC INCOME FUND
STATEMENT OF NET ASSETS
JANUARY 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
                                                        PRINCIPAL     MARKET
                                                          AMOUNT*     VALUE
                                                                     (U.S. $)
                                                        ---------   ---------
CORPORATE BONDS - 41.01%
AUTOMOBILES & AUTOMOTIVE PARTS - 1.03%
Stanadyne Automotive sr sub notes
   10.25% 12/15/07 .................................    $ 500,000   $ 506,250
                                                                    ---------
                                                                      506,250
                                                                    ---------
BANKING, FINANCE & INSURANCE - 3.05%
American Banknote sr sub notes
   11.25% 12/01/07 .................................      300,000     202,125
Banco Santander-Chile nts 6.50% 11/01/05 ...........       75,000      74,344
Credit Foncier de France sr sub notes
   8.00% 01/14/02 ..................................      200,000     212,500
Olympic Financial Units 11.50% 03/15/07 ............      350,000     332,500
Popular North America co. guarantee
   6.625% 01/15/04 .................................      200,000     200,000
Southern Investments United Kingdom sr notes
   6.375% 11/15/01 .................................      200,000     203,500
Summit Bancorp sub notes 8.625% 12/10/02 ...........      100,000     110,000
U.S. Bancorp sub notes 8.125% 05/15/02 .............      150,000     160,688
                                                                    ---------
                                                                    1,495,657
                                                                    ---------

BUILDING & MATERIALS - 0.38%
American Builders and Contractors sr sub notes
   10.625% 05/15/07 ................................      200,000     188,000
                                                                    ---------
                                                                      188,000
                                                                    ---------
CABLE, MEDIA, & PUBLISHING - 1.86%
Cox Communications nts 6.15% 08/01/03 nts ..........      135,000     137,700
Turner Broadcasting sr nts 8.375% 07/01/13 .........      150,000     181,125
Verio sr nts 11.25% 12/01/08 sr nts ................      550,000     589,875
                                                                    ---------
                                                                      908,700
                                                                    ---------
CHEMICALS - 2.87%
LaRoche Industries sr sub nts 9.50% 9/15/07 ........      300,000     252,000
Octel Developments sr notes
   10.00% 05/01/06 .................................      650,000     682,500
Raychem unsec nts 7.20% 10/15/08 ...................      200,000     209,250
Sterling Chemicals sr sub nts 11.75% 8/15/06 .......      300,000     262,500
                                                                    ---------
                                                                    1,406,250
                                                                    ---------
COMPUTERS & TECHNOLOGY - 0.41%
Computer Associates sr nts 6.50% 04/15/08 ..........      200,000     202,250
                                                                    ---------
                                                                      202,250
                                                                    ---------
CONSUMER PRODUCTS - 1.83%
Drypers sr notes 10.25% 06/15/07 ...................      350,000     339,500
Precise Technology sr sub notes
   11.125% 06/15/07 ................................      350,000     338,625
Spinnaker Industries sr notes
   10.75% 10/15/06 .................................      250,000     217,500
                                                                    ---------
                                                                      895,625
                                                                    ---------
ENERGY - 1.51%
First Wave Marine sr notes 11.00% 02/01/08 .........      350,000     329,000
General Electric Capital nts 8.85% 03/01/07 ........      225,000     275,344
Transamerican Energy sr notes
   11.50% 06/15/02 .................................      475,000     133,000
                                                                    ---------
                                                                      737,344
                                                                    ---------

--------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
FOOD, BEVERAGE & TOBACCO - 3.12%
                                                        PRINCIPAL     MARKET
                                                          AMOUNT*     VALUE
                                                                     (U.S. $)
                                                        ---------   ---------
Big V Supermarkets sr sub notes
   11.00% 02/15/04 .................................     $350,000    $364,000
Community Distributors sr notes
   10.25% 10/15/04 .................................      400,000     377,000
DiGiorgio sr notes 10.00% 06/15/07 .................      350,000     329,875
Fleming sr sub notes 10.50% 12/01/04 ...............      250,000     237,500
Philip Morris unsec nts 7.20% 02/01/07 .............      200,000     218,000
                                                                    ---------
                                                                    1,526,375
                                                                    ---------
HEALTHCARE & PHARMACEUTICALS - 0.48%
Cardinal Health nts 6.00% 01/15/06 .................      130,000     130,975
United Health Care nts 6.60% 12/01/03 ..............      100,000     101,875
                                                                    ---------
                                                                      232,850
                                                                    ---------
INDUSTRIAL MACHINERY - 2.08%
Alliance Laundry Systems sr sub notes
   9.625% 05/01/08 .................................      500,000     483,750
Anthony Crane Rentals sr nts
   10.375% 08/01/08 ................................      400,000     385,000
U.S. Filter bonds 6.375% 05/15/01 ..................      150,000     148,313
                                                                    ---------
                                                                    1,017,063
                                                                    ---------
LEISURE, LODGING & ENTERTAINMENT - 2.47%
American General Institute Cap A
   7.57% 12/01/46 ..................................      100,000     110,500
Carmike Cinemas sr sub nts 9.375% 02/01/09 .........      375,000     380,625
Silver Cinemas sr sub notes 10.50% 04/15/05 ........      500,000     345,000
Trump Atlantic City 1st mtg nts
   11.25% 05/01/06 .................................      400,000     372,000
                                                                    ---------
                                                                    1,208,125
                                                                    ---------
METALS & MINING - 4.07%
Anker Coal Group sr notes 9.75% 10/01/07 ...........      100,000      56,000
Doe Run Resources sr notes 11.25% 03/15/05 .........      500,000     435,000
ISG Resources sr sub notes 10.00% 04/15/08 .........      550,000     550,000
Metallurg sr notes 11.00% 12/01/07 .................      350,000     325,500
Schuff Steel sr notes 10.50% 06/01/08 ..............      700,000     623,000
                                                                    ---------
                                                                    1,989,500
                                                                    ---------
PACKAGING & CONTAINERS - 0.97%
Portola Packaging sr notes 10.75% 10/01/05 .........      150,000     155,250
Riverwood International sr sub notes
   10.875% 04/01/08 ................................      350,000     318,500
                                                                    ---------
                                                                      473,750
                                                                    ---------
RETAIL - 4.71%
Advance Stores sr sub notes
   10.25% 04/15/08 .................................      500,000     507,500
Frank's Nursery and Crafts sr sub notes
   10.25% 03/01/08 .................................      500,000     500,000
SAKS sr unsec nts 8.25% 11/15/08 ...................      200,000     220,000
Tommy Hilfiger unsec nts 6.85% 06/01/08 ............      200,000     198,250
US Office Products sr sub notes
   9.75% 06/15/08 ..................................      500,000     371,250
                                                           for current income 11

STRATEGIC INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                        PRINCIPAL     MARKET
                                                          AMOUNT*     VALUE
                                                                     (U.S. $)
                                                        ---------   ---------
CORPORATE BONDS (CONTINUED)
RETAIL (CONTINUED)
Wilsons The Leather Expert sr notes
   11.25% 08/15/04 .................................    $ 500,000   $ 505,000
                                                                    ---------
                                                                    2,302,000
                                                                    ---------
TELECOMMUNICATIONS - 1.39%
CBS Radio sub debs 11.375% 01/15/09 ................        6,000       7,080
MCI Communications notes
   6.125% 04/15/02 .................................      200,000     203,250
MCI World com sr nts 7.55% 04/01/04 ................      150,000     163,500
Metrocall sr sub notes
   10.375% 10/01/07 ................................      100,000      98,500
Sprint Capital sr unsec nts
   6.125% 11/15/08 .................................      200,000     205,500
                                                                    ---------
                                                                      677,830
                                                                    ---------
TEXTILES, APPAREL & FURNITURE - 2.85%
Norton McNaughton sr notes
   12.50% 06/01/05 .................................      750,000     682,500
Ntex sr notes 11.50% 06/01/06 ......................      500,000     470,000
Scovill Fasteners sr notes
   11.25% 11/30/07 .................................      250,000     242,500
                                                                    ---------
                                                                    1,395,000
                                                                    ---------
TRANSPORTATION & SHIPPING - 1.53%
Continental Airlines pass thru certificates
   6.8% 01/02/09 ...................................      111,717     111,298
Federal Express pass thru certificates
   7.65% 01/15/14 ..................................       94,995      99,388
MC Shipping sr notes 11.25% 03/01/08 ...............      800,000     536,000
                                                                    ---------
                                                                      746,686
                                                                    ---------
MISCELLANEOUS - 4.40%
ATC Group Services 12.00% 01/15/08
Derby Cycle/Lyon Cycle sr notes
   10.00% 05/15/08 .................................      500,000     461,250
EV International unsec sr sub nts
   11.00% 03/15/07 .................................      500,000     450,000
Lehman Brothers Holdings
   6.625% 02/05/06 .................................      200,000     198,620
MSX International sr sub notes
   11.375% 01/15/08 ................................      500,000     490,000
Pueblo Xtra International sr notes
   9.50% 08/01/03 ..................................      350,000     336,000
Republic of Korea 8.875% 04/15/08 ..................      200,000     214,750
                                                                    ---------
                                                                    2,150,620
                                                                    ---------
Total Corporate Bonds
   (cost of $21,450,575) ...........................               20,059,875
                                                                   ----------

FOREIGN BONDS - 26.27%
AUSTRALIA - 2.18%
Australian Government
   13.00% 07/15/00 .........................   A$         200,000     140,589
Bank of Austria 10.875% 11/17/04 ...........              150,000     116,779
Commerzbank 10.50% 01/19/00 ................              200,000     132,248
Queensland Treasury Global
   8.00% 08/14/01 ..........................            1,000,000     675,686
                                                                    ---------
                                                                    1,065,302
                                                                    ---------

                                                        PRINCIPAL     MARKET
                                                          AMOUNT*     VALUE
                                                                     (U.S. $)
                                                        ---------   ---------

FOREIGN BONDS (CONTINUED)
CANADA - 3.45%
Bank Neder Gemeeten 9.125% 09/27/04 ........   C$         500,000  $  389,359
Electric Power Development
   10.375% 09/27/01 ........................              200,000     148,465
General Electric Capital of Canada
   7.125% 02/12/04 .........................               80,000      57,169
Government of Canada 10.25% 03/15/14 .......              850,000     870,568
InterAmerica Development Bank Notes
   7.25% 11/03/03 ..........................              100,000      71,586
Kansai International Airport
   8.00% 07/02/03 ..........................               80,000      58,261
Kingdom of Norway 8.375% 01/27/03 ..........              130,000      95,481
                                                                   ----------
                                                                    1,690,889
                                                                   ----------
GREECE - 2.83%
European Investment Bank
   17.50% 03/08/99 .........................   Grd     30,000,000     107,086
Ford Credit Europe 9.45% 03/01/00 ..........          120,000,000     425,155
Hellenic Republic 8.70% 04/08/05 ...........           80,000,000     317,449
Hellenic Republic 11.00% 11/26/99 ..........          120,000,000     427,655
International Finance 15.25% 05/11/99 ......           30,000,000     107,352
                                                                   ----------
                                                                    1,384,697
                                                                   ----------
ITALY - 1.90%
European Investment Bank
   12.75% 02/15/00 .........................   Eur    300,000,000    193,356
Italian Government 9.50% 02/01/01 ..........              258,228    329,999
Italian Government 12.00% 01/01/03 .........              273,722    408,934
                                                                   ----------
                                                                     932,289
                                                                   ----------
MEXICO - 0.93%
Mexican Cetes Government
   0.00% 10/22/98 ..........................   Mxp      5,000,000    453,627
                                                                   ----------
                                                                     453,627
                                                                   ----------
NEW ZEALAND - 4.42%
International Bank of Reconstruction &
   Development 5.375% 11/06/03 .............   NZ$        500,000    265,328
International Bank of Reconstruction &
   Development 5.50% 04/15/04 ..............              500,000    264,999
New Zealand Government
   8.00% 04/15/04 ..........................              500,000    302,297
New Zealand Government
   8.00% 11/15/06 ..........................            1,700,000  1,064,733
Ontario Province 6.25% 12/03/08 ............              500,000    266,646
                                                                   ----------
                                                                   2,164,003
                                                                   ----------
POLAND - 0.57%
International Bank of Reconstruction &
   Development 19.50% 06/17/99 .............   Plz      1,000,000    276,994
                                                                   ----------
                                                                     276,994
                                                                   ----------
SOUTH AFRICA - 5.27%
Electric Supply Communication
   11.00% 6/01/08 ..........................   Sa       4,500,000    560,007
Republic of South Africa
   12.50% 01/15/02 .........................            6,650,000  1,004,968
Republic of South Africa
   13.00% 08/31/10 .........................            3,000,000    425,265
Transnet 16.50% 04/01/10 ...................            3,500,000    586,606
                                                                   ----------
                                                                    2,576,846
                                                                   ----------

12 for current income

Strategic Income Fund
Statement of Net Assets (Continued)
--------------------------------------------------------------------------------
                                                        PRINCIPAL     MARKET
                                                          AMOUNT*     VALUE
                                                                     (U.S. $)
                                                        ---------   ---------

FOREIGN BONDS (CONTINUED)
SWEDEN - 3.35%
Swedish Government 8.00% 08/15/07 ..........   Sk       3,000,000    $496,218
Swedish Government 10.25% 05/05/00 .........            1,800,000     250,034
Swedish Government 10.25% 05/05/03 .........            5,500,000     890,680
                                                                   ----------
                                                                    1,636,932
                                                                   ----------
UNITED KINGDOM - 1.37%
Anglian Water 12.00% 01/07/14 ..............   Gbp         60,000     158,585
Blue Circle 10.75% 11/29/13 ................               40,000      95,274
Glaxo Wellcome 8.75% 12/01/05 ..............               60,000     119,834
John Lewis 10.50% 01/23/14 .................               40,000      99,141
Nippon Telegraph & Telephone
   10.875% 05/10/01 ........................               30,000      54,764
Pearson 10.50% 06/13/08 ....................               40,000      86,471
Thames Water Utilities
   10.50% 11/21/01 .........................               30,000      55,566
                                                                   ----------
                                                                      669,635
                                                                   ----------
Total Foreign Bonds
   (cost of $13,646,354) ...................                       12,851,214
                                                                   ----------

AGENCY MORTGAGE-BACKED SECURITIES - 10.20%
Federal Home Loan Mortgage
   6.00% 04/15/21 ..........................             $100,000     100,970
   6.00% 11/01/26 ..........................               48,376      48,376
   6.50% 01/25/15 ..........................               50,000      50,563
Federal National Mortgage Association
   5.75% 04/15/03 ..........................              610,000     627,573
   6.00% 05/15/08 ..........................              225,000     237,768
   6.00% 05/01/13 ..........................              207,794     208,704
   6.00% 11/01/13 ..........................              499,851     502,038
   6.00% 10/01/28 ..........................            1,302,607   1,288,767
   6.00% 12/01/28 ..........................              404,000     399,707
   6.00% 02/01/29 ..........................              792,850     784,426
   6.50% 07/25/28 ..........................              210,000     212,166
   7.00% 07/01/28 ..........................              245,114     250,935
   7.50% 03/01/28 ..........................              179,814     185,601
Government National Mortgage Association
   9.50% 09/15/17 ..........................               38,584      41,924
   10.00% 07/15/17 .........................               45,244      50,094
                                                                   ----------
Total Agency Mortgage-Backed Securities
   (cost of $3,959,073) ....................                        4,989,612
                                                                   ----------

ASSET-BACKED SECURITIES - 3.09%
CIT Group Securitization-Series 95-2 A2
   6.00% 05/15/26 ..........................              200,000     201,500
CIT RV Trust 1998-A A5 6.12% 07/15/14 ......              200,000     203,460
Countrywide Home Equity Loan-Series 97-1 A4
   6.95% 05/25/21 ..........................              150,000     151,284
EQCC Home Equity Loan Trust 1998-2 A6
   6.88% 07/15/14 ..........................              200,000     204,480
EQCC Home Equity Loan Trust 1998-2 A3F
   6.229% 03/15/13 .........................              275,000     276,525

                                                        PRINCIPAL     MARKET
                                                          AMOUNT*     VALUE
                                                                     (U.S. $)
                                                        ---------   ---------
 ASSET-BACKED SECURITIES (CONTINUED)
 MetLife Capital Equipment Loan Trust-Series
   97-AA 6.85% 05/20/08 ....................             $255,000    $264,129
 NationsCredit Grantor Trust-Series 97-1 A
   6.75% 08/15/13 ..........................              205,927     210,663
                                                                   ----------
 Total Asset-Backed Securities
   (cost of $1,496,824) ......................                      1,512,041
                                                                   ----------

 COLLATERALIZED MORTGAGE OBLIGATIONS - 3.96%
 Asset Securitization
   Series 96-D3 A1B 7.21% 10/13/26 .........              100,000     105,281
   Series 97-D4 A1A 7.35% 04/14/29 .........               74,110      76,623
   Series 97-D5 A2 7.0624% 02/14/41 ........              150,000     155,063
   Series 97-D5 A3 7.1124% 02/14/41 ........              200,000     202,750
 Capco America Securization Series 98-D7 A1B
   6.26% 09/16/30 ..........................              150,000     151,828
 Contitrade Services Home Equity Loan Trust
   91-2 A 7.70% 09/05/06 ...................               39,822      39,761
 General Electric Capital Mortgage Services
   Series 1998-6 1A6 6.75% 04/25/28 ........              200,000     201,875
 Lehman Large Loan Series 97-LLI A1
   6.79% 06/12/04 ..........................              194,498     201,974
 Mortgage Capital Funding 96-MC2-C
   7.224% 09/20/06 .........................              150,000     156,773
 Nomura Asset Securities-Series 93-1 A1
   6.68% 12/15/01 ..........................               77,429      78,639
 Nomura Asset Securities-Series 95-MD3 A1A
   8.17% 03/04/20 ..........................               61,522      63,637
 Residential Accredit Loans
   Series 97-QS3 A3 7.50% 04/25/27 .........              100,000     100,610
   Series 98-QS9 A3 6.75% 07/25/28 .........              200,000     201,313
 Residential Funding Mortgage
   Series 1994-S10 6.50% 03/25/09 ..........              100,000     102,901
   Series 1998-S6 6.75% 03/25/28 ...........              100,000     101,063
                                                                   ----------
 Total Collateralized Mortgage Obligations
 (cost $1,914,534) .........................                        1,940,091
                                                                   ----------

 MUNICIPAL BONDS - 0.18%
 Philadelphia, Pennsylvania Authority For
   Industrial Development Tax Claim
   Revenue-Class A 6.488% 06/15/04 .........               90,630      89,837
                                                                   ----------
 Total Municipal Bonds (cost of $90,630) ...                           89,837
                                                                   ----------

 U.S. TREASURY OBLIGATIONS - 5.31%
 U.S. Treasury Bond 6.125% 11/15/27 ........              330,000     370,997
 U.S. Treasury Note 4.25% 11/15/03 .........              600,000     592,303
 U.S. Treasury Note 4.75% 11/15/08 .........              300,000     302,317
+U.S. Treasury Note 5.25% 08/15/03 .........            1,000,000   1,025,506
 U.S. Treasury Note 6.375% 01/15/00 ........               70,000      71,124
 U.S. Treasury Strips 0.00% 02/15/19 .......              700,000     233,719
                                                                   ----------
 Total U.S. Treasury Obligations
  (cost $2,592,321) ........................                         2,595,966
                                                                   ----------
                                                           for current income 13

STRATEGIC INCOME FUND
STATEMENT OF NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------
                                                        NUMBER       MARKET
                                                       OF SHARES     VALUE
                                                                    (U.S. $)
                                                      -----------  ----------
  COMMON STOCK - 0.22%
  REAL ESTATE - 0.22%
  Kilroy Realty ...................................         5,000    $109,063
                                                                   ----------
  Total Common Stock (cost $115,000) ..............                   109,063
                                                                   ----------

  PREFERRED STOCKS - 2.52%
  TELECOMMUNICATIONS - 2.24%
  21st Century Telecommunications .................         1,088   1,093,563
                                                                   ----------
                                                                    1,093,563
                                                                   ----------
  CABLE, MEDIA & PUBLISHING - 0.28%
  Pegasus Communications Unit pik
    12.75% 01/01/07 ...............................           250      27,228
  Pegasus Communications Unit .....................         1,000     111,000
                                                                   ----------
                                                                      138,228
                                                                   ----------
  Total Preferred Stocks (cost $1,163,011) ........                 1,231,791
                                                                   ----------

  WARRANTS - 0.06%
  BANKING, FINANCE & INSURANCE - 0.06%
**21st Century Telecommunications .................         8,338      28,500
**American Banknote Warrant .......................         3,744       3,000
                                                                   ----------
   Total Warrants (cost of $55,265) ...............                    31,500
                                                                   ----------

                                                       PRINCIPAL
                                                         AMOUNT*
                                                      -----------
  REPURCHASE AGREEMENTS - 4.74%
  With Chase Manhattan 4.68% 02/01/99
   (dated 01/29/99, collateralized by $21,000
    U.S. Treasury Notes 5.625% due 12/31/02,
    market value $21,566 and $235,000 U.S.
    Treasury Notes 6.625% due 06/30/01,
    market value $246,042 and $244,000 U.S.
    Treasury Notes 6.375% due 03/31/01,
    market value $258,027 and 235,000 U.S.
    Treasury Notes 7.875% due 08/15/01,
    market value $260,579) ........................      $770,000     770,000
  With J.P. Morgan Securities 4.70% 02/01/99
    (dated 01/29/99, collateralized by $136,000
    U.S. Treasury Notes 5.75% due 08/15/03,
    market value $145,441 and $375,000
    U.S. Treasury Notes 5.50% due 03/31/03,
    market value $387,240 and $249,000
    U.S. Treasury Notes 5.375% due 06/30/03,
    market value $257,443) ........................       773,000     773,000
  With PaineWebber 4.70% 02/01/99
    (dated 01/29/99, collateralized by $249,000
    U.S. Treasury Notes 5.50% due 02/29/00,
    market value $257,297 and $172,000 U.S.
    Treasury Notes 6.00% due 07/31/02, market
    value $183,808 and $245,000 U.S. Treasury
    Notes 6.00% due 06/30/99, market value
    $247,724 and $96,000 U.S. Treasury Notes
    6.25% due 04/30/01,
    market value $100,417).........................       774,000     774,000
                                                                   ----------
  Total Repurchase Agreements
  (cost $2,317,000) ...............................                 2,317,000
                                                                   ----------

                                                                     MARKET
                                                                      VALUE
                                                                    (U.S. $)
                                                                   ----------
TOTAL MARKET VALUE OF SECURITIES - 97.56%
   (cost $49,827,549) .......................................     $47,727,990
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 2.44% ...............................       1,192,921
                                                                  -----------
NET ASSETS APPLICABLE TO 9,366,863 SHARES
   ($0.01 PAR VALUE) OUTSTANDING - 100.00% ..................     $48,920,911
                                                                  ===========
NET ASSET VALUE - STRATEGIC INCOME FUND A CLASS
   ($19,283,609 / 3,691,931 shares) .........................           $5.22
                                                                        =====
NET ASSET VALUE - STRATEGIC INCOME FUND B CLASS
   ($19,180,768 / 3,672,336 shares) .........................           $5.22
                                                                        =====
NET ASSET VALUE - STRATEGIC INCOME FUND C CLASS
   ($6,437,656 / 1,231,897 shares) ..........................          $5.23
                                                                        =====
NET ASSET VALUE - STRATEGIC INCOME FUND INSTITUTIONAL CLASS
   ($4,018,878 / 770,699 shares) ............................           $5.21
                                                                        =====

COMPONENTS OF NET ASSETS AT JANUARY 31, 1999:
Common stock, $0.01 par value, 200,000 shares
   authorized to the Fund with 100,000,000
   shares allocated to Strategic Income
   Fund A Class, 25,000,000 shares allocated to
   Strategic Income Fund B Class, 25,000,000
   shares allocated to Strategic Income Fund C
   Class, and 50,000,000 shares allocated
   to Strategic Income Fund Institutional
   Class ....................................................     $51,975,196
Undistributed net investment loss** .........................        (27,828)
Accumulated net realized loss on investments ................       (929,161)
Net unrealized depreciation of investments,
   futures contracts and foreign currencies .................     (2,097,296)
                                                                  -----------
Total net assets ............................................     $48,920,911
                                                                  ===========
----------
  * Principal amount is stated in the currency in which each bond is denominated.

A$  - Australian Dollars   Eur - European Monitary Unit  Sk - Swedish Kroner
Gbp - British Pounds       Mxp - Mexican Peso            Sa - South African Rand
C$  - Canadian Dollars     NZ$ - New Zealand Dollars      $ - U.S. Dollars
Grd - Greek Drakma         Plz - Polish Zloty

 **Non-income producing security.
***Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains on foreign currencies are distributed as net investment income in accordance with provisions of the Internal Revenue Code.
  +Fully or partially pledged as collateral for financial futures contracts.

   pik - pay-in-kind      sub - subordinated            debs - debentures
    sr - senior         unsec - unsecured      co. guarantee - company guarantee

NET ASSET VALUE AND OFFERING PRICE PER SHARE--
 STRATEGIC INCOME FUND A CLASS:
Net asset value A Class (A) .................................           $5.22
Sales charge (4.75% of offering price or 4.98% of the
   amount invested per share)(B) ............................            0.26
                                                                        -----
Offering price ..............................................           $5.48
                                                                        =====
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $100,000 or more.

                             See accompanying notes

14 for current income


DELAWARE GROUP INCOME FUNDS, INC. -
STRATEGIC INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS:
Investments at market ....................................           $47,727,990
Cash and foreign currencies ..............................               356,327
Dividends and interest receivable ........................             1,152,099
Subscriptions receivable .................................               390,842
Receivable for securities sold ...........................             1,039,992
Other assets .............................................                13,481
                                                                     -----------
   Total Assets ..........................................            50,680,731
                                                                     -----------

LIABILITIES
Liquidations payable ........................................            103,857
Payable for securities purchased ............................          1,431,862
Distributions payable .......................................            105,922
Other accounts payable and accrued expenses .................            118,179
                                                                     -----------
   Total liabilities ........................................          1,759,820
                                                                     -----------
Total Net Assets ............................................        $48,920,911
                                                                     ===========
                             See accompanying notes

DELAWARE GROUP INCOME FUNDS, INC. -
STRATEGIC INCOME FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED
JANUARY 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest ........................................    $ 2,014,405
Dividends .......................................         72,715
Foreign tax withheld ............................         (1,854)    $2,085,266
                                                     -----------
EXPENSES:
Management fees .................................        148,044
Distribution expense ............................        141,710
Dividend disbursing and transfer agent fees
   and expenses .................................         79,300
Registration fees ...............................         32,475
Reports and statements to shareholders ..........         21,721
Accounting and Administration fees ..............          9,242
Amortization of organization expenses ...........          7,307
Professional fees ...............................          3,785
Directors' fees .................................            972
Taxes (other than taxes on income) ..............            738
Other ...........................................         11,080        456,374
                                                     -----------     ----------

Less expenses absorbed or waived ................                      (143,143)
                                                                    -----------
   Total expenses ...............................                       313,231
                                                                    -----------

NET INVESTMENT INCOME ...........................                     1,772,035
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN(LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
   Investment transactions ......................                      (829,437)
   Future contracts .............................                           443
   Foreign currencies ...........................                          (962)
                                                                    -----------
   Net realized loss ............................                      (829,956)
Net change in unrealized appreciation/
   depreciation of investments and
   foreign currencies ...........................                      (938,720)
                                                                    -----------

NET REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS AND FOREIGN CURRENCIES ...........                    (1,768,676)
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ..............................                   $     3,359
                                                                    ===========

                             See accompanying notes
                                                           for current income 15

DELAWARE GROUP INCOME FUNDS, INC. -
STRATEGIC INCOME FUND
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------
                                                      SIX MONTHS       YEAR
                                                         ENDED         ENDED
                                                        1/31/99       7/31/98
                                                      (UNAUDITED)
                                                      -----------  ----------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income ...........................   $ 1,772,035     $ 2,484,508
Net realized gain(loss) on investments
   and foreign currencies .......................      (829,956)        521,283
Net change in unrealized appreciation/
   depreciation during the period ...............      (938,720)     (1,290,402)
                                                    -----------     -----------
Net increase in net assets resulting
   from operations ..............................         3,359       1,715,389
                                                    -----------     -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   Strategic Income Fund A Class ................      (765,717)     (1,072,908)
   Strategic Income Fund B Class ................      (662,195)       (836,538)
   Strategic Income Fund C Class ................      (229,355)       (261,064)
   Strategic Income Fund Institutional Class ....      (163,754)       (292,986)

Net realized gain on investment transactions:
   Strategic Income Fund A Class ................      (122,311)       (260,060)
   Strategic Income Fund B Class ................      (119,046)       (218,690)
   Strategic Income Fund C Class ................       (41,353)        (67,987)
   Strategic Income Fund Institutional Class ....       (24,621)        (73,555)
                                                    -----------     -----------
                                                     (2,128,352)     (3,083,788)
                                                    -----------     -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Strategic Income Fund A Class ................   $ 4,040,094     $11,710,278
   Strategic Income Fund B Class ................     6,509,006      10,936,630
   Strategic Income Fund C Class ................     1,866,267       4,184,459
   Strategic Income Fund Institutional Class ....     1,623,791         160,252
   Net asset value of shares issued upon rein-
   vestment of dividends from net investment
   income and net realized gain on investment
   transactions:
   Strategic Income Fund A Class ................       589,340         937,123
   Strategic Income Fund B Class ................       488,627         652,466
   Strategic Income Fund C Class ................       157,836         158,936
   Strategic Income Fund Institutional Class ....       187,558         365,597
                                                    -----------     -----------
                                                     15,462,519      29,105,741
                                                    -----------     -----------
Cost of shares repurchased:
   Strategic Income Fund A Class ................    (3,423,331)     (3,355,061)
   Strategic Income Fund B Class ................    (2,611,017)     (2,362,012)
   Strategic Income Fund C Class ................      (585,743)       (859,105)
   Strategic Income Fund Institutional Class ....      (309,903)        (18,853)
                                                    -----------     -----------
                                                     (6,929,994)     (6,595,031)
                                                    -----------     -----------
Increase in net assets derived from capital
   share transactions ...........................     8,532,525      22,510,710
                                                    -----------     -----------

NET INCREASE IN NET ASSETS ......................     6,407,532      21,142,311

NET ASSETS:
Beginning of period .............................    42,513,379      21,371,068
                                                    -----------     -----------
End of period ...................................   $48,920,911     $42,513,379
                                                    ===========     ===========

                             See accompanying notes

16 for current income

DELAWARE GROUP INCOME FUND, INC. - STRATEGIC INCOME FUND
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each year were as follows:

                                                              STRATEGIC INCOME FUND A CLASSS        STRATEGIC INCOME FUND B CLASS
                                                            -----------------------------------  -----------------------------------
                                                            SIX MONTHS  YEAR ENDED  10/01/96(1)  SIX MONTHS   YEAR ENDED 10/01/96(1)
                                                               ENDED        TO           TO        ENDED          TO          TO
                                                             1/31/99(2)  7/31/98       7/31/97    1/31/99(2)    7/31/98     7/31/97
                                                            (UNAUDITED)                          (UNAUDITED)
Net asset value, beginning of period .......................   $5.480      $5.700       $5.500      $5.480       $5.700      $5.500

Income from investment operations:
   Net investment income(3) ................................    0.216       0.444        0.337       0.196        0.402       0.308
   Net realized and unrealized gain (loss) from
     investments and foreign currencies ....................   (0.221)     (0.104)       0.204      (0.220)      (0.100)      0.204
                                                              -------     -------       ------     -------      -------      ------
   Total from investment operations. .......................   (0.005)      0.340        0.541      (0.024)       0.302       0.511
                                                              -------     -------       ------     -------      -------      ------

Less dividends and distributions:
   Dividends from net investment income ....................   (0.220)     (0.440)      (0.341)     (0.201)      (0.402)     (0.311)
   Distributions from net realized gain on
     investment transactions ...............................   (0.035)     (0.120)        none      (0.035)      (0.120)       none
                                                              -------     -------       ------     -------      -------      ------
   Total dividends and distributions .......................   (0.255)     (0.560)      (0.341)     (0.236)      (0.522)     (0.311)
                                                              -------     -------       ------     -------      -------      ------

Net asset value, end of period .............................   $ 5.220     $ 5.480       $5.700     $ 5.220      $ 5.480     $5.700
                                                               =======     =======       ======     =======      =======      ======

Total return(4) ............................................   (0.05%)       6.23%       10.11%      (0.23%)       5.32%      9.53%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................   $19,283     $17,871       $9,144     $19,181      $15,602     $6,878
   Ratio of expenses to average net assets .................     1.00%       1.00%        1.00%       1.75%        1.75%      1.75%
   Ratio of expenses to average net assets prior to
      expense limitation ...................................     1.62%       1.73%        2.12%       2.37%        2.48%      2.87%
   Ratio of net investment income to average net assets ....     8.08%       7.92%        7.76%       7.33%        7.18%      7.01%
   Ratio of net investment income to average net assets
     prior to expense limitation ...........................     7.46%       7.20%        6.64%       6.71%        6.45%      5.89%
   Portfolio turnover ......................................       99%        175%         183%         99%         175%       183%

----------
(1) Date of commencement of operations; ratios have been annualized and total returns have not been annualized.
(2) Ratios have been annualized and the total return has not been annualized.
(3) Per share information for the six months ended January 31, 1999 and the year ended July 31, 1998 were based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
                                                           for current income 17

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each year were as follows:

                                                              STRATEGIC INCOME FUND C CLASSS    STRATEGIC INCOME INSTITUTIONAL CLASS
                                                            ----------------------------------- ------------------------------------
                                                            SIX MONTHS  YEAR ENDED  10/01/96(1)  SIX MONTHS   YEAR ENDED 10/01/96(1)
                                                               ENDED        TO           TO        ENDED          TO          TO
                                                             1/31/99(2)  7/31/98       7/31/97    1/31/99(2)    7/31/98     7/31/97
                                                            (UNAUDITED)                          (UNAUDITED)
Net asset value, beginning of period .......................   $5.480      $5.700       $5.500      $5.470       $5.700      $5.500

Income from investment operations:
   Net investment income(3) ................................    0.196       0.402        0.313       0.223        0.458       0.367
   Net realized and unrealized gain (loss) from
     investments and foreign currencies ....................   (0.210)     (0.100)       0.198      (0.219)      (0.111)      0.187
                                                               ------      ------       ------      ------       ------      ------
   Total from investment operations. .......................   (0.014)      0.302        0.511       0.004        0.347       0.554
                                                               ------      ------       ------      ------       ------      ------

Less dividends and distributions:
   Dividends from net investment income ....................   (0.201)     (0.402)      (0.311)     (0.229)      (0.457)     (0.354)
   Distributions from net realized gain on
     investment transactions ...............................   (0.035)     (0.120)        none      (0.035)      (0.120)       none
                                                               ------      ------       ------      ------       ------      ------
   Total dividends and distributions .......................   (0.236)     (0.522)      (0.311)     (0.264)      (0.577)     (0.354)
                                                               ------      ------       ------      ------       ------      ------

Net asset value, end of period .............................   $5.230      $5.480       $5.700      $5.210       $5.470      $5.700
                                                               ======      ======       ======      ======       ======      ======

Total return(4) ............................................   (0.23%)      5.32%        9.53%      (0.11%)       6.36%      10.36%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................   $6,438      $5,276       $1,944      $4,019       $3,764      $3,405
   Ratio of expenses to average net assets .................    1.75%       1.75%        1.75%       0.75%        0.75%       0.75%
   Ratio of expenses to average net assets prior to
     expense limitation ....................................    2.37%       2.48%        2.87%       1.37%        1.48%       1.87%
   Ratio of net investment income to average net assets ....    7.33%       7.18%        7.01%       8.33%        8.18%       7.90%
   Ratio of net investment income to average net assets
     prior to expense limitation ...........................    6.71%       6.45%        5.89%       7.71%        7.45%       6.77%
   Portfolio turnover ......................................      99%        175%         183%         99%         175%        183%

----------
(1) Date of commencement of operations; ratios have been annualized and total returns have not been annualized.
(2) Ratios have been annualized and the total return has not been annualized.
(3) Per share information for the six months ended January 31, 1999 and the year ended July 31, 1998 were based on the average shares outstanding method.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

18 for current income

DELAWARE GROUP INCOME FUNDS, INC. - STRATEGIC INCOME FUND
NOTES TO FINANCIAL STATEMENTS
JANUARY 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
Delaware Group Income Funds, Inc. - Strategic Income Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and offers four classes of shares. The Strategic Income Fund A Class carries a front-end sales charge of 4.75%. The Strategic Income Fund B Class carries a back-end deferred sales charge. The Strategic Income Fund C Class carries a level load deferred sales charge and Strategic Income Fund Institutional Class has no sales charge.

The objective of the Fund is to seek to provide investors with high current income and total return.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Securities listed on a foreign exchange are valued at the last quoted sales price before the Fund is valued. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions - Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar as of 3:00 PM EST. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities in the statement of operations that result from fluctuations in foreign currency exchange rates. The Fund does isolate that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all Funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all non-rebatable tax withholdings. Original issue discounts are accreted to interest income over the lives of the respective securities. Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. The Fund declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investment transactions, if any, semi-annually.

Certain Fund expenses are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of daily net assets, 0.625% on the next $500 million and 0.60% on the daily net assets in excess of $1 billion. DMC has entered into a sub-advisory agreement with Delaware International Advisors Ltd. (DIAL) with respect to the management of the investments in foreign securities. DIAL will receive a fee equal to one third of the investment management fees and other expenses. At January 31, 1998 the Fund had a liability for investment management fees and other expenses payable to DMC of $8,573.

DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution expenses exceed 0.75% of average daily net assets of the Fund through June 30, 1999.

                                                           for current income 19

--------------------------------------------------------------------------------
The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At January 31, 1999, the Fund had a liability for such fees and other expenses payable to DSC of $9,301.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class.

For the six months ended January 31, 1999, DDLP earned $16,720 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
For the six months ended January 31, 1999, the Fund made purchases of $21,849,289 and sales of $13,416,280 of investment securities other than U.S. government securities and temporary cash investments. For the six months ended January 31, 1999, the Fund made purchases of $7,210,491 and sales of $7,769,248 of U.S. government securities.

At January 31, 1999, the aggregate cost of securities for federal income tax purposes was $49,829,181.

At January 31, 1999, unrealized depreciation for federal income tax purposes aggregated $2,101,191 of which $620,379 related to unrealized appreciation of securities and $2,721,570 related to unrealized depreciation of securities.

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                        SIX MONTHS     YEAR
                                                           ENDED       ENDED
                                                          1/31/99     7/31/98
                                                       -----------    -------
Shares sold:
   Strategic Income Fund A Class                        1,015,277   3,876,312
   Strategic Income Fund B Class                        1,224,554   3,214,496
   Strategic Income Fund C Class                          349,967   1,108,542
   Strategic Income Fund Institutional Class               53,079     594,368

Shares issued upon reinvestment of dividends from
   net investment income and net realized gain on
   investments:
   Strategic Income Fund A Class                          111,551     211,934
   Strategic Income Fund B Class                           92,554     139,679
   Strategic Income Fund C Class                           29,877      32,654
   Strategic Income Fund Institutional Class               35,556      99,895
                                                        ---------   ---------
                                                        2,912,415   9,277,880
                                                        =========   =========
Shares repurchased:
   Strategic Income Fund A Class                         (696,038)   (827,107)
   Strategic Income Fund B Class                         (493,813)   (505,134)
   Strategic Income Fund C Class                         (110,848)   (178,294)
   Strategic Income Fund Institutional Class               (6,096)     (6,102)
                                                        ---------   ---------
                                                       (1,306,795) (1,516,637)
                                                        ---------   ---------
Net increase                                            1,605,620   7,761,243
                                                        =========   =========

5. Lines of Credit
The Fund has a committed line of credit for $1,600,000. No amount was outstanding at January 31, 1999, or at any time during the fiscal year.

6. Foreign Exchange Contracts
The Fund will generally enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns denominated in foreign currencies.

Forward foreign currency contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

No forward foreign currency contracts were outstanding at January 31, 1999.

7. Futures Contracts
The Fund invest in financial futures contracts for purpose of hedging its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market rates. Upon entering into a futures contract, the fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into futures contracts from potentail inperfect correlation between the futures contracts and the underlying securities and from the possibility of an illiquid secondary market for these instruments.

The following financial futures contracts open at January 31, 1999 were as follows:

                           Notional
Contract                 Cost Amount       Expiration Date      Unrealized Gain
-----------------        -----------       ---------------      ---------------
2 U.S. 10 Yr Note         $237,125              3/99                $1,250

8. Market and Credit Risk
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

20 for current income

--------------------------------------------------------------------------------
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition of the Fund.

The Fund may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

The Fund may invest up to 15% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

9. Securities Lending
During the six months ended January 31, 1999, the Fund participated in securities lending. Security loans are required at all times to be secured by collateral at least equal to 102% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, replace the loaned securities.

DELAWARE INVESTMENTS FAMILY OF FUNDS

FOR GROWTH OF CAPITAL
Aggressive Growth Fund
Trend Fund
DelCap Fund
Small Cap Value Fund
U.S. Growth Fund
Growth Stock Fund
Tax-Efficient Equity Fund
Social Awareness Fund

FOR TOTAL RETURN
Blue Chip Fund
Devon Fund
Growth and Income Fund
Decatur Equity Income Fund
REIT Fund
Delaware Balanced Fund

FOR INTERNATIONAL DIVERSIFICATION
Emerging Markets Fund
New Pacific Fund
Overseas Equity Fund
International Equity Fund
Global Equity Fund
Global Bond Fund

FOR CURRENT INCOME
Delchester Fund
High-Yield Opportunities Fund
Strategic Income Fund
Corporate Bond Fund
Extended Duration Bond Fund
U.S. Government Fund
US Government Securities Fund
Limited-Term Government Fund

FOR TAX-EXEMPT INCOME
National High Yield Municipal Bond Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
State Tax-Free Funds*

MONEY MARKET FUNDS
Delaware Cash Reserve
Tax-Free Money Fund

ASSET ALLOCATION FUNDS
Growth Portfolio
Balanced Portfolio
Income Portfolio

* Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, North Dakota, New Jersey,
  New Mexico, New York, Ohio, Oregon, Pennsylvania, Utah, Washington, Wisconsin. Insured and intermediate bond funds are available in selected states.

funds

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

THIS SEMI-ANNUAL REPORT IS FOR THE INFORMATION OF STRATEGIC INCOME FUND SHAREHOLDERS, BUT IT MAY BE USED WITH prospective investors when preceded or accompanied by a current Prospectus for Strategic Income Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

INVESTMENT MANAGER
Delaware Management Company, Inc.
Philadelphia

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682

[Photo of Globes]

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

DELAWARE
INVESTMENTS
-----------
PhiladelphiaoLondon

Printed in the USA
on recycled paper

SA-125 [1/99] PP3/99
(1510)